SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 28, 2003

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of Incorporation or Organization)	001-31341 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda (Address of principal executive offices)	HM11 (Zip Code)

(441) 295-5950
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

99.1 Slides to be used by Jerome T. Fadden at the New York Society of Security Analysts Insurance Conference to be held on January 28, 2003 and Salomon Smith Barney’s Financial Services Conference to be held on January 29, 2003.

Item 9. Regulation FD Disclosure.

On January 28, 2003, Jerome T. Fadden, President and Chief Executive Officer of Platinum Underwriters Holdings, Ltd., will deliver a company presentation at the New York Society of Security Analysts Insurance Conference and on January 29, 2003 Mr. Fadden will deliver a company presentation at Salomon Smith Barney’s Financial Services Conference both of which will be held in New York City. The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 9 by reference thereto, will be utilized by Mr. Fadden in his presentations at such meetings and are furnished pursuant to Regulation FD.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.

	By:	/s/ Michael E. Lombardozzi

Michael E. Lombardozzi Executive Vice President and General Counsel

Date: January 27, 2003

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Exhibit Index

99.1	Slides to be used by Jerome T. Fadden at the New York Society of Security Analysts Insurance Conference to be held on January 28, 2003 and Salomon Smith Barney’s Financial Services Conference to be held on January 29, 2003.